As filed with the Securities and Exchange Commission on December 8, 2017.

No. 333-207937

No. 811-23108

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 49	[x]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 54	[x]

Amplify ETF Trust

(Exact Name of Registrant as Specified in Charter)

310 South Hale Street

Wheaton, Illinois 60187

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (630) 464-7600

Christian Magoon

Amplify ETF Trust

310 South Hale Street

Wheaton, Illinois 60187

(Name and Address of Agent for Service)

Copy to:

Morrison C. Warren, Esq.

Chapman and Cutler LLP

111 West Monroe Street

Chicago, IL 60603

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b) of Rule 485.
[ ]	On (date) pursuant to paragraph (b) of Rule 485.
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]	On (date) pursuant to paragraph (a) of Rule 485.
[X]	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[ ]	On (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 49

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A - Prospectus for Amplify YieldShares High Yield ETF

Part B - Statement of Additional Information for Amplify YieldShares High Yield ETF

Part C - Other Information

Signatures

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

Dated December 8, 2017

Amplify ETF Trust

Amplify YieldShares High Yield ETF

(NYSE Arca — HYLD)

PROSPECTUS

_____________, 2017

Amplify YieldShares High Yield ETF (the “Fund”) is a series of Amplify ETF Trust (the “Trust”) and is an actively-managed exchange-traded fund. The Fund intends to list and principally trade its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”).

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AMPLIFY YIELDSHARES HIGH YIELD ETF

Summary Information

INVESTMENT OBJECTIVE

The Amplify YieldShares High Yield ETF seeks high current income with a secondary goal of capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.25%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$127	$397	$686	$1,511

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended June 30, 2017, the predecessor to the Fund, AdviserShares Peritus High Yield ETF, a series of AdviserShares Trust (the “Predecessor Fund”) had a portfolio turnover rate that was 147% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Peritus Asset Management, LLC (the “Sub-Adviser”) seeks to achieve the Fund’s investment objective by selecting a focused portfolio of high-yield debt securities, which include senior and subordinated corporate debt obligations (such as loans, bonds, debentures, notes and commercial paper). Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield debt securities. The Fund does not have any portfolio maturity limitation and may invest its assets in instruments with short-term, medium-term or long-term maturities.

In selecting securities for the Fund’s portfolio, the Sub-Adviser, subject to the oversight of the Adviser and the Board, performs an independent investment analysis of each issuer to determine its creditworthiness. The Sub-Adviser takes a deep value contrarian approach to the credit markets, focusing on absolute value. The Sub-Adviser largely focuses on the secondary market, often investing in assets at a discount to par ($100), allowing for a potential opportunity to generate capital gains in addition to current yield. The Sub-Adviser believes that structural and technical inefficiencies exist in the secondary credit markets, which create tremendous investment opportunities, and that, by holding a diversified but limited number of securities, the portfolio will be constructed of securities that provide exposure to industries believed to offer the most value to the Fund. Companies in the energy sector have significant representation in the high-yield debt securities market.

The Fund also may invest in equity securities that the Sub-Adviser believes will yield high dividends or are otherwise consistent with the Fund’s investment objective and in repurchase agreements. The Fund’s strategy may frequently involve buying and selling securities, which may lead to relatively high portfolio turnover.

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Below Net Asset Value Risk. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (discount), at or above (premium) their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

Credit Risk. The Fund is subject to the risk that an issuer of a fixed income security, such as a corporate bond, may be unable or unwilling to make interest and principal payments when due. The Fund is also subject to the related risk that the value of a fixed income security may decline because of concerns about the issuer’s creditworthiness. Credit risk is heightened to the extent the Fund invests in high-yield debt securities.

Cyber Security Risk. As the use of Internet technology has become more prevalent, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Energy Sector Risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters, as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Fixed Income Securities Risk. The market value of fixed income investments in which the Fund may invest may change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities may rise. Conversely, during periods of rising interest rates, the value of fixed income securities may decline.

Fluctuation of Net Asset Value Risk. The Fund is generally subject to liquidity risk that may affect the market for Shares as compared to the underlying value of the Fund’s investments. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

High Yield Risk. The Fund’s investments in high-yield securities and unrated securities of similar credit quality (commonly known as junk bonds or below investment grade debt) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Issuer Risk. The value of a debt security may decline for a number of reasons directly related to the issuer of such security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk. Liquidity risk exists when particular Fund investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Management Risk. The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. Price fluctuations may be temporary or may last for extended periods. This volatility may cause the value of your investment in the Fund to decrease. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Fund’s investment adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Portfolio Turnover Risk. The Fund may experience relatively high portfolio turnover, which may result in increased transaction costs and Fund performance that is lower than expected.

Repurchase Agreement Risk. The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into repurchase agreements, including with respect to recovering or realizing on collateral.

Trading Issues Risk. Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s Shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The Fund is the successor to the Predecessor Fund pursuant to a reorganization that took place as of ____________, 2018. The Predecessor Fund’s investments were overseen by a different investment adviser but had the same investment sub-adviser and investment objective and employed the same principal investment strategies as the Fund. The bar chart and table that follow show how the Predecessor Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund. The table also shows how the Predecessor Fund’s performance compares to the Barclays U.S. Corporate High Yield Index, which is an unmanaged index, considered representative of the universe of U.S. fixed rate, non-investment-grade debt. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.amplifyetfs.com.

The Predecessor Fund’s year-to-date total return as of September 30, 2017 was 6.42%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	7.06%	2Q/2016
Lowest Return	-13.72%	4Q/2014

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2016

	1 Year	5 Year	Since Inception (11/30/2010)
Return Before Taxes Based on NAV	17.18%	2.86%	2.88%
Return After Taxes on Distributions	13.73%	-0.53%	-0.43%
Return After Taxes on Distributions and Sale of Fund Shares	9.55%	0.80%	0.88%
Bloomberg Barclays U.S. Corporate High Yield Index (reflects no deduction for fees, expenses, or taxes)	17.13%	7.36%	7.18%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes on distributions and sale of Shares may exceed other average annual total returns due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (the “Adviser”).

Sub-Adviser. Peritus Asset Management, LLC (“Peritus” or the “Sub-Adviser”).

Portfolio Managers.

The following persons serve as portfolio managers of the Fund.

•	Tim Gramatovich, Chief Investment Officer

•	Ron Heller, Chief Executive Officer and Senior Portfolio Manager

•	Dave Flaherty, Senior Portfolio Manager

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund and has served in such capacity since the Predecessor Fund’s inception in 2011.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares on a continuous basis at NAV only in a large specified number of Shares called a “Creation Unit.” The Shares that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 Shares. A “creator” enters into an Authorized Participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 50,000 Shares (or multiples thereof).

Individual Shares may only be purchased and sold in secondary market transactions through brokers. The Shares are listed on the Exchange, and because Shares trade at market prices rather than at NAV, Shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser or the Sub-Adviser may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Strategies

ABOUT THE FUND AND TRUST

The Fund is a series of Amplify ETF Trust, a Massachusetts business trust (the “Trust”) and is the successor to a series of AdvisorShares Trust, a Delaware statutory trust offering a number of professionally managed investment portfolios or funds.

The Fund’s investment objective and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. As a non-fundamental policy, the Fund’s investment objective requires 60 days’ prior written notice to shareholders before it can be changed. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under “Investment Objective and Policies.”

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively-managed ETF and does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy in seeking to meet its investment objective. The Sub-Adviser, subject to the oversight of the Adviser and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

The Sub-Adviser seeks to achieve the Fund’s investment objective by selecting a focused portfolio largely of high yield debt securities, which include senior and subordinated corporate debt obligations (such as loans, bonds, debentures, notes and commercial paper). The Sub-Adviser often aims to acquire these securities at discounts to par ($100), which will allow for a potential opportunity to generate additional capital gains. Debt securities that comprise the Fund’s portfolio are individually picked by the Sub-Adviser in the belief that each security can add value in terms of high risk adjusted returns. By holding a diversified but limited number of securities, the Sub-Adviser can pick and choose the industries and securities it believes offer the most value to the Fund. These high yield corporate debt obligations are principally purchased in the public secondary market.

The Fund also may invest up to 20% of its net assets in equity securities that the Sub-Adviser believes will yield high dividends or are otherwise consistent with the Fund’s investment objective.

Investment Philosophy

The Sub-Adviser seeks to take advantage of the fact that most fixed income investors continue to use ratings as one of their primary investment tools. The Sub-Adviser, however, believes that the focus should be on the fundamentals of the businesses in which the Fund invests rather than ratings. The Sub-Adviser views credit as either “AAA” or “D” (i.e., it either pays or does not). Due to this investment ideology, the Sub-Adviser places limited value on credit ratings and instead focuses on true cash flow while looking to buy credit at prices that it feels provide a margin of safety. Additional factors are considered when constructing the portfolio, including, but not limited to, excess cash on the balance sheet and/or a history of producing real free cash flow, as well as a capital structure that can be sustained on conservative forecasts.

Selection Process

The Sub-Adviser reverse engineers the traditional financial analysis process when reviewing each issuer’s creditworthiness. Each analysis begins with the Statement of Cash Flows, moves to the Balance Sheet and then to the Income Statement. The investment team looks at a complete appraisal of the business’ intrinsic value, rather than just traditional credit analysis. Through fundamental and valuation analysis, the Sub-Adviser not only determines whether an investment should be made in a certain company, but also where in the capital structure (secured, senior, or subordinate) the risk/return is most attractive.

The graphic representation is intended to generally demonstrate the potential investment rationale and analysis performed by the Sub-Adviser on a prospective investment. All processes, procedures and investment criteria do not apply in every circumstance and are subject to change.

Investment Approach

•	The Sub-Adviser seeks to construct a focused portfolio, largely of high-yield debt securities, which include senior and subordinated corporate debt obligations (such as loans, bonds, debentures, notes and commercial paper).

•	Primarily focus on the “secondary” market, which means the Sub-Adviser often invests in assets at a discount to par ($100).

•	Belief that structural and technical inefficiencies exist in the secondary credit markets which create tremendous opportunities.

•	A deep value contrarian approach to the credit markets, focusing on absolute returns.

•	The Sub-Adviser views credit as either “AAA” or “D” and places limited value on rating agencies or their methodologies which lag the market perception of risk.

•	Ideas, themes and investment process are generated internally by the Sub-Adviser. The Sub-Adviser does not solely rely on Wall Street sell side information.

•	The Sub-Adviser views participation as “senior equity” even though they are investing in performing debt. The Sub-Adviser does not stop with traditional credit analysis, but looks at a complete appraisal of the intrinsic value of each business in which it intends to invest.

Investment Process

•	Target investments that possess some or all of the following characteristics: product or service is “essential” and recurring; hard asset values; quantifiable downside risk; ability to generate free cash flow; stable revenue stream; manageable balance sheet; traditional covenant protection; acceptable leverage through debt tranche (subordination).

•	Before being purchased into the portfolio, each security goes through a rigorous credit and valuation analysis.

•	Events which can create a sale or exit strategy within a portfolio include:

o	poison puts – change of control covenants from merger or buyout activity;

o	refinancing/calls – company decides to take out the bonds according to a scheduled price;

o	tenders – company offers to buy your security at a set price; maturities; and default as well as a fundamental deterioration or yields no longer meeting internal targets.

Portfolio Focus

•	Issuers – The Sub-Adviser lets the value observed in the market dictate diversification rather than accepting securities that are viewed as less desirable for the sake of diversification.

•	Coupon Characteristics – Focus on the non-investment-grade market, which typically has high coupons reflecting the relative risk of the credits.

•	Current Yield – Because of its focus on value and generally buying in the secondary market (often buying at a discount to par), the Fund expects to achieve a current yield that, on a weighted average basis, exceeds that of the relevant market indexes (e.g., Barclays U.S. High Yield Index).

•	Maturity Profile – Because of a focus primarily on seasoned credits, the stated maturity tends to be shorter than that of the market indexes, while actual maturity is generally even shorter due to early re-financings and take-outs via calls, puts and tenders.

Additional Information Regarding Fund Risks

The Fund is subject to a number of risks that may affect the value of its Shares. This section provides additional information about the Fund’s principal risks. The degree to which the risks described below apply to the Fund varies according to its investment allocation. Each investor should review the complete description of the principal risks before investing in the Fund. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Below Net Asset Value Risk. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (discount), at or above (premium) their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

Credit Risk. Credit risk is the risk that the Fund could lose money if an issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. The Fund is also subject to the risk that its investment in a debt instrument could decline because of concerns about the issuer’s credit quality or perceived financial condition. Fixed income securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the Exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Adviser, Sub-Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by a Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, the index providers, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.

Energy Sector Risk. Issuers in energy related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation or use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among others. Markets for various energy related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may affect adversely companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to rise over short or extended periods of time.

Fluctuation of Net Asset Value Risk. Shares of the Fund trade on the Exchange at prices at, above or below the Fund’s most recent NAV. The net asset value of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of Shares fluctuates continuously throughout trading hours based on both market supply of and demand for Shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. Any of these factors, among others, may lead to Shares trading at a premium or discount to NAV. However, because Shares can be created and redeemed in creation units at NAV, the Adviser believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that Shares normally will trade on its Exchange at prices close to the Fund’s next calculated NAV, Exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for Shares that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Shares if there is a lack of an active market for such Shares or underlying investments, which may contribute to Shares trading at a premium or discount to their NAV.

Fixed Income Securities Risk. The Fund may directly or indirectly invest in fixed income securities. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. Coupons may be fixed or adjustable, based on a pre-set formula. The market value of fixed income investments may change in response to interest rate changes and other factors. Fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower than market rates of interest, which could adversely affect the Fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at lower prevailing interest rates. This is known as prepayment risk. The prices of high yield bonds, unlike those of investment grade bonds, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments.

High Yield Risk. The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as junk bonds or below investment grade debt) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Issuer Risk. Changes in the financial condition of an issuer of or counterparty to a debt security, changes in specific economic or political conditions that affect a particular type of debt security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Entities providing credit support or a maturity shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value. Lower quality debt securities (those of less than investment grade quality) tend to be particularly sensitive to these changes and involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for the Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Sub-Adviser to dispose of such securities at a fair price at the time the Sub-Adviser believes it is desirable to do so. The Fund’s investments in such securities may restrict the Fund’s ability to take advantage of other market opportunities and adversely affect the value of the Fund’s portfolio holdings. The Fund’s investments also may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Loan Participation Risk. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Management Risk. The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Sub-Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. If the Sub-Adviser is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Shares may decline.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Portfolio Turnover Risk. Higher portfolio turnover may result in the Fund paying increased transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover also may cause the Fund’s performance to be less than you expect.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Repurchase Agreement Risk. The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into repurchase agreements. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Due to the limited number of banks handling clearing and settlement of certain repurchase agreements, parties entering into repurchase agreement transactions also could have increased exposure to risks associated with cyberattacks.

Trading Issues Risk. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Other Investment Practices and Strategies

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest its investment in U.S. government securities, high quality fixed income securities, money market instruments, overnight and fixed term repurchase agreements, cash and cash equivalents with maturities of one year or less. While the Fund is in a defensive position, the Fund may not achieve its investment objective.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.amplifyetfs.com.

Management of the Fund

Trust Organization

The Fund is a series of the Trust, an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Amplify Investments LLC is a registered investment adviser with its offices at 310 South Hale Street, Wheaton, Illinois 60187.

Investment Sub-Adviser

Peritus Asset Management, LLC, located at 1216 State Street, 4th Floor, Santa Barbara, California 93101, serves as investment sub-adviser to the Fund. The Sub-Adviser is responsible for selecting the Fund’s investments in accordance with the Fund’s investment objective, policies and restrictions. The Sub-Adviser serves as investment adviser to a variety of individual and institutional investor accounts and, as of September 30, 2017, managed approximately $159 million in assets.

The Adviser continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Adviser provides investment and operational oversight of the Sub-Adviser. The Board supervises the Adviser and establishes policies that the Adviser must follow in its day-to-day management activities.

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Fund pays the Adviser an annual management fee equal to 1.25% of its average daily net assets. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Fund. Additionally, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory agreement will be available in the Trust’s Semi-Annual Report to Shareholders dated April 30, 2018.

Portfolio Managers

The following portfolio managers are primarily responsible for the day-to-day management of the Fund.

Tim Gramatovich, Chief Investment Officer. As the Chief Investment Officer of the Sub-Adviser, Mr. Gramatovich chairs the investment committee and is responsible for analyzing and monitoring existing and prospective investments, as well as developing investment strategies. Prior to the founding of the Sub-Adviser, Mr. Gramatovich was a portfolio manager with Smith Barney’s Asset Management Division in Los Angeles, where he managed high yield portfolios for high net worth individuals and institutions. Prior to joining Smith Barney, he was a senior vice president with Aegis Asset Management Inc. in Los Angeles, managing high yield portfolios. Mr. Gramatovich began his career with Drexel Burnham Lambert in 1984, working in both New York and Los Angeles, assisting in the development and marketing of high yield corporate cash management products. Mr. Gramatovich is a Chartered Financial Analyst (“CFA”) charter holder and a member of the CFA Institute. Mr. Gramatovich serves and advises several local charitable groups. He is a graduate of the New York Institute of Finance.

Ron Heller, Chief Executive Officer and Senior Portfolio Manager. As Senior Portfolio Manager of the Sub-Adviser, Mr. Heller oversees portfolio management and trading activities. Mr. Heller’s role in the oversight of portfolio execution is critical to the Sub-Adviser’s strategy. Additionally, Mr. Heller manages the dealer and custodial relationships for the Sub-Adviser. Mr. Heller began his career in leveraged finance in 1993 with Smith Barney. Prior to Mr. Heller’s investment career, he had a seven-year career in the National Football League with San Francisco, Atlanta and Seattle, retiring in 1993. Mr. Heller attended Oregon State University, majoring in Kinesiology. Mr. Heller currently holds his FINRA Series 7.

 Dave Flaherty, Senior Portfolio Manager. Mr. Flaherty joined the Sub-Adviser in November of 2004 and is responsible for assisting with the oversight of the Sub-Adviser’s portfolio management and trading activities. Mr. Flaherty graduated from Westmont College in 2003, where he majored in Economics and Business.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

Manager of Managers Structure. The Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-adviser(s) and recommending to the Board the hiring, termination, or replacement of any such sub-adviser(s)—including Peritus, in its capacity as the Sub-Adviser. The exemptive order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the changes.

Other Service Providers

Quasar Distributors LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Distributor will not distribute Shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares. The Distributor is a broker dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Adviser, Sub Adviser, The Bank of New York Mellon or any of their respective affiliates.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Chapman and Cutler LLP, located at 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Shareholder Information

Calculating Net Asset Value

The Fund calculates NAV by (i) taking the current market value of its total assets, (ii) subtracting any liabilities, and (iii) dividing that amount by the total number of Shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on The New York Stock Exchange, LLC (the “NYSE”) (normally 4:00 p.m. Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board. The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

Share Trading Prices

The price of the Shares is based on market price, which may differ from the Fund’s daily NAV per Share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value (also known as the “indicative optimized portfolio value” or “IOPV”) of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV per Share, which is computed once per day. The approximate value generally is determined by using current market quotations, price quotations obtained from broker-dealers that may trade in the securities and instruments held by the Fund, and/or amortized cost for securities with remaining maturities of 60 days or less, based on securities and/or cash as reflected in the basket for a Creation Unit. If applicable, each approximate value also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency. The approximate value is based on applicable quotes or closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. The approximate value does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time (e.g., the securities in the basket for a Creation Unit may include securities that are not part of the Fund’s portfolio) or the precise valuation of the current portfolio. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

Premium/Discount Information

Information showing the number of days that the market price of the Shares was greater than the Fund’s NAV per Share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per Share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.amplifyetfs.com.

Dividends and Distributions

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

Active Investors and Market Timing

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual Shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing, such as dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s Shares because the Fund sells and redeems its Shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s Shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

Book Entry

Shares of the Fund are held in book entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all Shares.

Investors owning Shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants (e.g., broker dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

Investing in the Fund

For more information on how to buy and sell Shares of the Fund, call the Trust at ________ or visit the Fund’s website at www.amplifyetfs.com.

Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its distribution fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least one year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

Additional Tax Information

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax advantaged account. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to U.S. federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for U.S. federal income tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it timely distributes to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund level taxation and, consequently, a reduction in income available for distribution to shareholders.

Tax Status of Distributions

•	The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income.

•	The Fund’s distributions from income and net short-term capital gains will generally be taxed to you as ordinary income or qualified dividend income. For non-corporate shareholders, dividends reported by the Fund as qualified dividend income are generally eligible for reduced tax rates applicable to long term capital gains, provided holding period and other requirements are met. Qualified dividend income generally is income derived from dividends paid by U.S. corporations or certain foreign corporations. In general, dividends received by the Fund from another ETF taxable as a RIC may be distributed and reported as qualified dividend income by the Fund to the extent the dividend distributions are distributed and reported as qualified dividend income by the other ETF. The Fund’s trading strategies may limit its ability to distribute dividends eligible for treatment as qualified dividend income.

•	Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s trading strategies may limit its ability to distribute dividends eligible for the dividends received deduction for corporate shareholders.

•	Any distributions of net capital gain (the excess of the Fund’s net long term capital gains over its net short-term capital losses) that you receive from the Fund generally are taxable as long-term capital gains regardless of how long you have owned your shares. Long term capital gains are taxed to non-corporate shareholders at reduced tax rates.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	Shortly after the close of each calendar year, the Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions received from the Fund.

•	You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

Taxes on Exchange Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long term capital gains to the shareholder with respect to such Shares.

Medicare Tax

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (generally, including capital gain distributions and capital gains realized on the sale or exchange of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of net capital gain. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

Backup Withholding

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund Shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant who purchases a Creation Unit by exchanging securities in kind generally will recognize a gain or loss equal to the difference between (a) the sum of the market value of the Creation Units at the time and any net cash received, and (b) the sum of the purchaser’s aggregate basis in the securities surrendered and any net cash paid for the Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (x) the sum of the redeemer’s basis in the Creation Units and any net cash paid, and (y) the sum of the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” by an Authorized Participant that does not mark to market its holdings, or on the basis that there has been no significant change in economic position.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or redeemed and at what price

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences to you of an investment in the Fund under all tax laws applicable to you.

Financial Highlights

The financial highlights table is intended to help you understand the Predecessors Fund’s financial performance for the past five years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Predecessor Fund’s financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s Annual Report, which is available upon request.

[To be provided in a future filing]

Contents

Summary Information	2
Additional Information About the Fund’s Strategies and Risks	9
Additional Information Regarding Fund Risks	12
Other Investment Practices and Strategies	17
Portfolio Holdings	17
Management of the Fund	17
Shareholder Information	20
Distribution Plan	22
Additional Tax Information	22
Financial Highlights	25

For More Information

For more detailed information on the Trust, Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this prospectus. This means that the SAI legally is a part of this prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to make shareholder inquiries, please:

Call:	Amplify ETF Trust at 1-855-267-3837 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	Amplify ETF Trust c/o Amplify Investments LLC 310 South Hale Street Wheaton, Illinois 60187

Visit:	www.amplifyetfs.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund or the Shares not contained in this prospectus, and you should not rely on any other information. Read and keep this prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-23108.

PROSPECTUS ETF	Amplify YieldShares High Yield ETF

DATED ______________, 2017
Amplify ETF Trust 310 South Hale Street Wheaton, Illinois 60187	Phone: 1-855-267-3837 E-mail: info@amplifyetfs.com

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Preliminary Statement of Additional Information

Dated December 8, 2017

Subject to Completion

Statement of Additional Information

Investment Company Act File No. 811-23108
Amplify ETF Trust

Fund Name	Ticker Symbol	Exchange
Amplify YieldShares High Yield ETF	HYLD	NYSE Arca, Inc.

Dated ______________, 2017

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated _________________, 2017, as it may be revised from time to time (the “Prospectus”), for the Amplify YieldShares High Yield ETF (the “Fund”), a series of the Amplify ETF Trust (the “Trust”). Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, Quasar Distributors LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling toll free at 1-855-267-3837.

Table of Contents

General Description of the Trust and the Fund	1
Exchange Listing and Trading	4
Investment Objective and Policies	5
Investment Strategies	7
Management of the Fund	41
Control Persons and Principal Holders of Securities	47
Investment Adviser and Sub-Adviser	48
Accounts Managed by the Portfolio Managers	50
Brokerage Allocations	51
Administrator, Custodian, Transfer Agent, Fund Accounting Agent, Distributor and Exchange	52
Additional Information	54
Proxy Voting Policies and Procedures	56
Creation and Redemption of Creation Unit Aggregations	57
Regular Holidays	63
Federal Tax Matters	64
Determination of Net Asset Value	71
Dividends and Distributions	72
Miscellaneous Information	73
Financial Statements	73
Exhibit A - Proxy Voting Guidelines	A-1
Exhibit B - Principal Holders Table	B-1
Exhibit C - Credit Rating Definitions	C-1

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General Description of the Trust and the Fund

The Trust was organized as a Massachusetts business trust on January 6 2015, and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in ___ series, including the Fund, a diversified series.

The Fund is newly organized and has been created for the purpose of acquiring the assets and liabilities of the AdvisorShares Peritus High Yield ETF, a series of AdvisorShares Trust (the “Predecessor Fund”). The Predecessor Fund’s most recent Annual Report to shareholders, and Semi-Annual Report to shareholders is incorporated by reference.

This SAI relates to the Fund. The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series; and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Fund. The provisions of the Declaration state that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights. In addition, under the Declaration, shareholders do not have appraisal rights with respect to their shares and, except as the Trustees may determine from time to time, shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund that it may issue or sell, or have any preference, preemptive, conversion or exchange rights. The provisions of the Declaration, any By-laws of the Fund and any contract or agreement entered into by the Trust or the Fund governed by applicable state law do not effect the rights of any shareholder under any provision of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), or the 1940 Act, or any rule, regulation or order of the Securities Exchange Commission thereunder.

The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly, in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee.

If a demand is rejected as set forth above, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.

The Declaration provides that no provision of the Declaration may require a waiver of compliance with any provision of the 1933 Act, the 1934 Act or the 1940 Act, or any rule, regulation or order of the Securities and Exchange Commission thereunder. The provisions of the Declaration are severable, and if the Trustees determine, with the advice of counsel, that any such provision, in whole or in part, conflict with applicable laws and regulations, the conflicting provisions, or part or parts thereof, will be deemed to be not part of the Declaration (provided, that any such determination will not render any of the remaining provisions invalid or improper).

The Trust is not required to and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.

The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its series in connection with the affairs of the Trust or for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Fund is advised by Amplify Investments LLC (the “Adviser” or “Amplify Investments”). Peritus Asset Management, LLC (“Peritus” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

The shares of the Fund will list and principally trade on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). The shares will trade on the Exchange at market prices that may be below, at or above net asset value. The Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 shares of the Fund.

The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Objective and Policies

The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1) The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements.

(2) The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts.

(3) The Fund may not, with respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

(4) The Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of investment companies. The Fund will not invest 25% or more of its total assets in any investment company that so concentrates.

(5) The Fund may not make loans, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(6) The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

(7) The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(8) The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies.

Except for restriction (1), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (1), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (1) and (7) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

For purposes of applying restriction (5) above, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund’s total assets.

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including investment borrowings) in high-yield debt securities. The Fund does not have any portfolio maturity limitation and may invest its assets in instruments with short-term, medium-term or long-term maturities. Fund shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

Types of Investments

Equity Securities. The Fund may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV per share of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Fund may invest in the types of equity securities described below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third-party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

•	Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or the oil and gas industries.

•	Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

•	Investments in Foreign Equity Securities. The Fund may invest in the equity securities of foreign issuers, including the securities of foreign issuers in emerging countries. Emerging or developing markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

Exchange-Traded Notes (“ETNs”). The Fund may invest in ETNs. ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and, generally, are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to credit risk.

It is expected that the issuer’s credit rating will be investment-grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating or there is a decline in the perceived creditworthiness of the issuer, the value of the ETN will decline, as a lower credit rating reflects a greater risk that the issuer will default on its obligation to ETN investors. The Fund must pay an investor fee when investing in an ETN, which will reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. There are no periodic interest payments for ETNs, and principal typically is not protected. As is the case with other investment products, an investor could lose some of or the entire amount invested in ETNs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Fixed Income Securities. The Fund will invest in fixed income securities. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect an investing Fund’s NAV. Additional information regarding fixed income securities is described below.

•	Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

•	Creditor Liability and Participation on Creditors Committees. Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer it, may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Sub-Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund. Further, the Sub-Adviser has the authority to represent the Trust, or the Fund, on creditors committees or similar committees and generally with respect to challenges related to the securities held by the Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

•	Variable and Floating Rate Securities. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

•	Bank Obligations. Bank obligations may include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third-party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets. Subject to the Trust’s limitation on concentration, as described in the “Investment Objective and Policies,” there is no limitation on the amount of the Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Debt Securities. Fixed income securities are debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date, as discussed above. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate debt securities, government securities, municipal securities, convertible securities, and mortgage-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and currency risk.

•	Corporate Debt Securities. The Fund invests in corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time. Selection will generally be dependent on independent credit analysis or fundamental analysis performed by the Sub-Adviser. The Fund may invest in all grades of corporate debt securities, including below investment-grade securities, as discussed below. See Appendix C for a description of corporate bond ratings. The Fund also may invest in unrated securities.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

•	Below Investment-Grade Debt Securities. The Fund invest in below investment-grade securities. Below investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc. or (“Moody’s”) lower than BBB- by Standard & Poor’s (“S&P”)) or are determined to be of comparable quality by the Sub-Adviser. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund’s adviser in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of the fund to sell a high yield security or the price at which the fund could sell a high yield security, and could adversely affect the daily NAV of Fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase. However, the Sub-Adviser will monitor the investment to determine whether continued investment in the security is in the best interest of shareholders.

•	Unrated Debt Securities. The Fund will invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

•	Commercial Paper. The Fund will invest in commercial paper. Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s.

•	Inflation-Indexed Bonds. The Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Mortgage-Related Securities. The Fund will invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

•	Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

•	Agency Mortgage-Related Securities. The Fund may invest in agency mortgage-related securities. The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned United States government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States government) include the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the United States government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase a limited amount of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. The SPAs contain various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Please see “U.S. Government Securities” for additional information on these agreements.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor.

In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers, (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis, and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

•	Privately Issued Mortgage-Related Securities. The Fund may invest in privately issued mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Sub-Adviser determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which, in the Sub-Adviser’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets will be invested in illiquid securities.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third-party entities. It is possible these third-parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third-parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Fund’s industry concentration restrictions by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, the Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

The Sub-Adviser seeks to manage the portion of the Fund’s assets committed to privately issued mortgage-related securities in a manner consistent with the Fund’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, the Sub-Adviser will consider a number of factors. These include, but are not limited to (1) the nature of the borrowers (e.g., residential vs. commercial), (2) the collateral loan type (e.g., for residential: First Lien – Jumbo/Prime, First Lien – Alt-A, First Lien – Subprime, First Lien – Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower), and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.

•	Collateralized Mortgage Obligations (“CMOs”). The Fund may invest in CMOs, which are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches-known as support bonds, companion bonds or non-PAC bonds which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with the Fund’s investment objectives and policies, the Sub-Adviser may invest in various tranches of CMO bonds, including support bonds.

•	Commercial Mortgage-Backed Securities. The Fund may invest in commercial mortgage-backed securities, which include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

•	Other Mortgage-Related Securities. The Fund may invest in other mortgage-related securities, which include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

•	CMO Residuals. The Fund may invest in CMO residuals, which are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities – Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

•	Adjustable Rate Mortgage-Backed Securities (“ARMBSs”). The Fund may invest in ARMBSs, which have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

•	Stripped Mortgage-Backed Securities (“SMBSs”). The Fund may invest in SMBS, which are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

•	Asset-Backed Securities (“ABSs”). The Fund may invest in ABSs, which are bonds backed by pools of loans or other receivables. ABSs are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABSs are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABSs include various forms of credit enhancement. Some ABSs, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABSs also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABSs have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABSs are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. Consistent with the Fund’s investment objectives and policies, the Sub-Adviser also may invest in other types of ABSs.

•	Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and Other Collateralized Debt Obligations (“CDOs”). The Fund may invest in each of collateralized bond obligations, collateralized loan obligations, other collateralized debt obligations and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment-grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment-grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid securities, however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s prospectus, CBOs, CLOs and other CDOs carry additional risks including, but are not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, and (iv) the possibility that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Futures and Options on Futures. The Fund may buy and sell futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts and related options for bona fide hedging, attempting to offset changes in the value of securities held or expected to be acquired or be disposed of, attempting to gain exposure to a particular market, index or instrument, or other risk management purposes. To the extent the Fund invests in futures, options on futures or for other instruments subject to regulation by the CFTC, it will do so in reliance on and in accordance with CFTC Regulation 4.5. If necessary, the Trust, on behalf of certain of the Fund, will file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. Therefore, the Fund is not expected to be deemed a “commodity pool”, and the Adviser is not expected to be deemed a “commodity pool operator” with respect to the Fund, under the Commodity Exchange Act (“CEA”) and they are not subject to registration or regulation as such under the CEA. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies.

The Fund may buy and sell index futures contracts with respect to any index that is traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Sub-Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Other Options. The Fund may purchase and write (sell) put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. The SEC staff has indicated that a written call option on a security may be covered if a fund (1) owns the security underlying the call until the option is exercised or expires, (2) holds an American-style call on the same security as the call written with an exercise price (i) no greater than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the fund in cash or other liquid assets designated on the fund’s records or placed in a segregated account with the fund’s custodian, (3) has an absolute and immediate right to acquire the security without additional cost (or if additional consideration is required, cash or other liquid assets in such amount have been segregated), or (4) segregates cash or other liquid assets on the fund’s records or with the custodian in an amount equal to (when added to any margin on deposit) the current market value of the call option, but not less than the exercise price, marked to market daily. If the call option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price or pay the difference. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

All put options written by the Fund will be covered by (1) segregating cash, cash equivalents, such as U.S. Treasury securities or overnight repurchase agreements, or other liquid assets on the Fund’s records or with the custodian having a value at least equal to exercise price of the option (less cash received, if any) or (2) holding a put option on the same security as the option written where the exercise price of the written put option is (i) equal to or higher than the exercise price of the option written or (ii) less than the exercise price of the option written provided the Fund segregates cash or other liquid assets in the amount of the difference.

The Fund may trade put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them, (3) there may not be a liquid secondary market for options, and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Hybrid Instruments. The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some security, commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a hybrid instrument also exposes the Fund to the credit risk of the issuer of the hybrid instrument. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA.

Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes. The Fund may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, the Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Illiquid Securities. The Fund may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered under the Securities Act, but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act (“restricted securities”), as long as the Fund does not invest more than 15% of its net assets in illiquid securities. The Fund may hold illiquid securities, including restricted securities, as long as the Fund holds no more than 15% of its net assets in illiquid securities. The Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are invested in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets as determined in accordance with SEC guidance.

A portfolio security is illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the Fund. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Sub-Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Investments in Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than U.S. Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund. A fund also may invest in the securities of other investment companies if the fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder. Section 12(d)(1)(B) prohibits another investment company from selling its shares to the fund if, after the sale (i) the fund owns more than 3% of the other investment company’s voting stock or (ii) the fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.

If the Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above, the Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, and business development companies (“BDCs”), when the Adviser and/or Sub-Adviser believes such an investment is in the best interests of the Fund and its shareholders. For example, the Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. The Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index. A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, the Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, when the Fund invests in a BDC, the Fund’s Total Annual Fund Operating Expenses will be effectively overstated by an amount equal to the Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are not included as an operating expense of the Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and the temporary unavailability of certain component securities of the index. The Fund may invest in index-based ETFs as well as ETFs that are actively managed.

The Fund may invest in closed-end funds. Closed-end funds are pooled investment vehicles that are registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher (i.e., at a premium) or lower (i.e., at a discount) than the net asset value of a closed-end fund’s portfolio holdings. Closed-end fund shares frequently trade at persistent and ongoing discounts to the net asset value of the closed-end fund’s portfolio investments. There can be no guarantee that shares of a closed-end fund held by the Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of the closed-end funds held by the Fund will exist. The Fund may not be able to sell closed-end fund shares at a price equal to the net asset value of the closed-end fund. While the Fund seeks to take advantage of differences between the net asset value of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective. While the Fund investing in closed-end funds attempts to diversify its exposure to such investments, lackluster performance of a single closed-end fund can have a negative impact on the performance of the Fund as a whole. The Fund may lose money on its investment in any closed-end fund which, in turn, may cause investors to lose money on an investment in the Fund.

Pooled Investment Vehicles. The Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a result, as a shareholder of such pooled vehicles, the Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If the Fund invests in and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

The Fund may invest in certain ETPs that are not taxable as regulated investment companies (“RICs”). These non-RIC ETPs may produce non-qualifying income for purposes of the “90% Test”, which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. If one or more of these non-RIC ETPs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, this non-qualifying income may be attributed to the Fund and could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code.

Real Estate Investment Trusts (“REITs”). The Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Investing in foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and the Fund will bear a proportionate share of those expenses.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions, which may be deemed to be loans. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy. However, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33⅓% of its assets. Reverse repurchase agreements involve sales of portfolio assets by the Fund concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash, cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

Short Sales. The Fund may engage in short sales transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short or (b) otherwise cover the Fund’s short position. the Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Swap Agreements. The Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, and interest rate swaps. The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a basket of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two-party contracts which may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If a swap counterparty defaults, the Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the OTC market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Time Deposits and Eurodollar Time Deposits. The Fund may invest in Time Deposits, and specifically Eurodollar Time Deposits. Time Deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. Eurodollars are deposits denominated in dollars at banks outside of the United States and Canada and thus, are not under the jurisdiction of the Federal Reserve. Because Eurodollar Time Deposits are held by financial institutions outside of the United States and Canada, they may be subject to less regulation and therefore, may pose more risk to the Fund than investments in their U.S. or Canadian counterparts.

U.S. Government Securities. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less, U.S. Treasury notes have initial maturities of one to ten years, and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the terms of the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide a limited amount of capital per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs from $100 billion to $200 billion per instrumentality. In December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. Also in December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they are now required to transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a certain capital reserve amount. The U.S. Treasury stated that the purpose of the change was to wind down Freddie Mac and Fannie Mae and to benefit taxpayers. However, shareholders of Freddie Mac and Fannie Mae have since sued the U.S. Government over the profit sweep, contending that it was a breach of contract and an improper taking of private property without just compensation. Although the suits have been unsuccessful so far, both of these legal arguments continue to move forward through various courts and could influence the U.S. Government’s policy towards the mortgage financial system. In addition, new initiatives from the Trump administration, such as proposed reductions to corporate tax rates, could affect the value of certain assets held by Freddie Mac and Fannie Mae.

Until further action is taken, the actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Sub-Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities. See “Zero Coupon Bonds” for additional information.

When-Issued, Delayed-Delivery and Forward Commitment Securities. The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued, delayed-delivery or forward commitment basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. The Fund will not purchase securities on a when-issued, delayed-delivery or forward commitment basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued, delayed-delivery or forward commitment securities. The Trust does not believe that the Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued, delayed-delivery or forward commitment basis.

Zero Coupon Bonds. The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their un-matured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds, which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of STRIPS. While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

Cyber security. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Fund) and their service providers (including the Adviser and Sub-Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, Adviser, Sub-Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Fund relies on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. During the fiscal period ended June 30, 2016 and June 30, 2017, the Predecessor Fund’s portfolio turnover rate was 79% and 147%, respectively, of the average value of its portfolio.

Management of the Fund

Trustees and Officers

The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, two of whom are “interested persons” (as the term is defined in the 1940 Act) (“Interested Trustees”) and three of whom are Trustees who are not officers or employees of Amplify Investments or any of its affiliates (“Independent Trustees”). The Trust has not established a lead independent Trustee position. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment adviser. The officers of the Trust manage its day-to-day operations and are responsible to the Trust’s Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for Christian Magoon and John Phillips, is an Independent Trustee. Mr. Magoon is deemed an Interested Trustee of the Trust due to his positions as Chief Executive Officer and President of Amplify Investments and the Trust. Mr. Phillips is deemed an Interested Trustee due to his positions as Chief Operating Officer of Amplify Investments and Secretary of the Trust.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Amplify Investments Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Trustees who are Interested Persons of the Trust
Christian Magoon(1) c/o Amplify Investments LLC 310 South Hale Street Wheaton, IL 60187 Y.O.B.: 1974	Chairman of the Board of Trustees; Chief Executive Officer and President	• Indefinite term • Since inception	Chief Executive Officer, Magoon Capital (2010 - present); Chief Executive Officer, YieldShares, LLC (2013 - present)	__	None
John Phillips(2) c/o Amplify Investments LLC 310 South Hale Street Wheaton, IL 60187 Y.O.B.: 1958	Secretary	• Indefinite term • Since inception	Chief Operating Officer and Head of Product Development, Amplify Investments (2015 - present); Managing Director, White, Weld & Co. (2007 - 2015)	__	N/A
Independent Trustees
Michael DiSanto c/o Amplify Investments LLC 310 South Hale Street Wheaton, IL 60187 Y.O.B.: 1979	Trustee	• Indefinite term • Since inception	Attorney, City of Naperville, Illinois (2007 - present); member, Elder Board of the Compass Church, (2013 - present); adjunct professor, Aurora University (2012)	__	None
Rick Powers c/o Amplify Investments LLC 310 South Hale Street Wheaton, IL 60187 Y.O.B.: 1957	Trustee	• Indefinite term • Since inception	Deputy Commissioner, Transportation, State of Indiana (2014 - present); Director, Code Enforcement, City of Indianapolis, Indiana (2001 - 2014)	__	None
Mark Tucker c/o Amplify Investments LLC 310 South Hale Street Wheaton, IL 60187 Y.O.B.: 1963	Trustee	• Indefinite term • Since inception	Sole member, Aspen Equity Partners, LLC (2009 - present); New Liberty Popcorn, LLC (2015 - present)	__	None
Officers of the Trust
Ed Keiley c/o Amplify Investments LLC 310 South Hale Street Wheaton, IL 60187 Y.O.B.: 1965	Chief Compliance Officer	• Indefinite term • Since inception	Chief Compliance Officer, Amplify Investments (2016 - present); Trader Compliance, Inc. (2003 - present)	N/A	N/A
Bradley H. Bailey c/o Amplify Investments LLC 310 South Hale Street Wheaton, IL 60187 Y.O.B.: 1967	Chief Financial Officer	• Indefinite term • 2016	Chief Financial Officer, Amplify Investments (2016 - present); Chief Financial Officer, Copia Capital LLC (2014 - 2016); Chief Financial Officer, Central Square Management LLC (2011 - 2014)	N/A	N/A

(1)	Mr. Magoon is deemed an “interested person” of the Trust due to his position as Chief Executive Officer and President of Amplify Investments and the Trust.
(2)	Mr. Phillips is deemed an “interested person” of the Trust due to his positions as Chief Operating Officer of Amplify Investments and Secretary of the Trust.

Unitary Board Leadership Structure

It is anticipated that each Trustee will serve as a trustee of all funds in the Amplify Investments Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of the Fund and is anticipated to serve as a trustee for future Funds advised by Amplify Investments (each, an “Amplify Fund” and collectively, the “Amplify Investments Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, Amplify Investments or any of its affiliates. Mr. Magoon, an Interested Trustee, serves as the Chair of the Board for each Fund in the Amplify Investments Fund Complex.

The same five persons serve as Trustees on the Trust’s Board and are anticipated to serve on the Boards of all other Amplify Funds. The unitary board structure was adopted for the Amplify Funds because of the efficiencies it achieves with respect to the governance and oversight of the Amplify Funds. Each Amplify Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the Amplify Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the Amplify Funds, including among any such exchange-traded funds, the Board of the Amplify Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all Amplify Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the Amplify Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the Amplify Investments Fund Complex as a whole.

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the Fund, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating and Governance Committee and the Audit Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. DiSanto, Powers and Tucker are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating and Governance Committee will not consider new trustee candidates who are 70 years of age or older or will turn 70 years old during the initial term. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to John Phillips, Secretary, at the Trust’s address, 310 South Hale Street, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act; (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. DiSanto, Powers and Tucker serve on the Audit Committee.

Risk Oversight

As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including, if applicable, oversight of any sub-adviser, is performed primarily at the Board level in conjunction with the Adviser’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”).

Ed Keiley of Trader Compliance, Inc. (“Trader Compliance”) serves as CCO of the Trust. In a joint effort between the Trust and Trader Compliance to ensure the Trust complies with Rule 38a-1 under the 1940 Act, Trader Compliance has agreed to render services to the Trust by entering into a Chief Compliance Officer Services Agreement (the “CCO Services Agreement”) with the Trust. Pursuant to the CCO Services Agreement, Trader Compliance designates, subject to the Trust’s approval, one of its own employees to serve as CCO of the Trust within the meaning of Rule 38a-1. Mr. Keiley currently serves in such capacity under the terms of the CCO Services Agreement.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser the Fund’s major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, the Sub-Adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Independent Trustees. Michael DiSanto has served as an attorney with the City of Naperville, Illinois since 2007. In this capacity, Mr. DiSanto oversees municipal matters for the city. Since 2013, Mr. DiSanto has served on the Elder Board of the Compass Church. Additionally, in 2012, Mr. DiSanto held the position of adjunct professor at Aurora University in Aurora, Illinois. Mr. DiSanto has served as a Trustee of the Amplify Funds since 2015. He currently serves as Chair of the Nominating and Governance Committee (since 2015) of the Amplify Funds.

Rick Powers is Deputy Commissioner, Transportation with the State of Indiana, a position he has held since 2014. Previously, from 2001 to 2014, Mr. Powers served as Director, Code Enforcement with the City of Indianapolis, Indiana. Mr. Powers has served as a Trustee of the Amplify Funds since 2015.

Mark Tucker is the sole member of Aspen Equity Partners, LLC, a company he founded in 2009 to serve as the managing member of several single-purpose limited liability companies that own and operate mobile home communities in Illinois, Wisconsin and Minnesota. In 2015, Mr. Tucker founded New Liberty Popcorn, LLC. Mr. Tucker has served as a Trustee of the Amplify Funds since 2015. He currently serves as Chair of the Audit Committee (since 2015) of the Amplify Funds.

Interested Trustees. Christian Magoon is Chair of the Board of Trustees of the Amplify Funds and Chief Executive Officer and President of Amplify Investments. Mr. Magoon has served as Chief Executive Officer of Magoon Capital and YieldShares, LLC, which he participated in founding in 2010 and 2013, respectively. Mr. Magoon has served as a Trustee of the Amplify Funds since 2015.

John Phillips has worked as the Chief Operating Officer and Head of Product Development of Amplify Investments since March 2015. Previously, Mr. Phillips was the Managing Director responsible for the Product Development Group at White, Weld & Co., LLC since 2007 and prior to that served as a Managing Director at Guggenheim Partners LLC. Mr. Phillips has worked in the financial services industry since 1990.

Each Independent Trustee is paid a fixed annual retainer of $15,000 per year. The fixed annual retainer is allocated pro rata among each Fund in the Amplify Investments Fund Complex. Trustees are also reimbursed by the investment companies in the Amplify Investments Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to paid by the Fund and by the Amplify Investments Fund Complex for one fiscal year. The Trust has no retirement or pension plans. The officers and Trustees who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by Amplify Investments.

Name of Trustee	Estimated Compensation from the Fund	Total Compensation from the Amplify Investments Fund Complex
Michael DiSanto	$_________	$15,000
Rick Powers	$_________	$15,000
Mark Tucker	$_________	$15,000

The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the Amplify Investments Fund Complex as of December 31, 2016:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Amplify Investments Fund Complex
Interested Trustees
Christian Magoon	None	$10,001 - $50,000
John Phillips	None	None
Independent Trustees
Michael DiSanto	None	None
Rick Powers	None	None
Mark Tucker	None	None

As of December 31, 2016, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of December 31, 2016, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. The table set forth as Exhibit B shows the percentage ownership of each person or “group” (as that term is used in Section 13(d) of the 1934 Act) who, as of ____________, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of the Fund.

Investment Adviser and Sub-Adviser

Investment Adviser. Amplify Investments LLC, 310 South Hale Street, Wheaton, Illinois 60187, is the investment adviser to the Fund. Amplify Investments is a Delaware limited liability company with a sole member, Amplify Holding Company LLC. Amplify Investments discharges its responsibilities subject to the policies of the Board of Trustees.

Amplify Investments acts as investment adviser for and oversees the investment and reinvestment of the assets of the Fund. Amplify Investments also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement between Amplify Investments and the Trust, on behalf of the Fund (the “Investment Management Agreement”), Amplify Investments will oversee the Sub-Adviser’s investment of the Fund’s assets and will be responsible for paying all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses. The Fund has agreed to pay Amplify Investments an annual management fee equal to 1.25% of its average daily net assets.

The table below sets forth the advisory fees collected and expenses waived by AdvisorShares Investments, LLC, the Predecessor Fund’s investment adviser (“Previous Adviser”) for the last three fiscal years.

Aggregate Advisory Fees			Advisory Fees (Waived) and/or Recaptured			Net Advisory Fees Paid
2017	2016	2015	2017	2016	2015	2017	2016	2015
$2,160,078	$2,666,241	$6,609,619	$0	$(145,483)	$0	$2,160,078	$2,520,758	$6,609,619

Under the Investment Management Agreement, Amplify Investments shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Amplify Investments in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement continues for an initial two-year period, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to Amplify Investments, or by Amplify Investments on 60 days’ written notice to the Fund.

Sub-Adviser. The Adviser has retained Peritus Asset Management LLC, located at 1216 State Street, 4th Floor, Santa Barbara, California 93101, to act as sub-adviser to the Fund. The Sub-Adviser is a 100% partner-owned entity. Pursuant to a sub-advisory agreement between the Sub-Adviser, Adviser and the Trust, on behalf of the Fund (the “Sub-Advisory Agreement”), the Sub-Adviser manages the investment decisions for the Fund, and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision and oversight of, and policies established by, the Adviser and the Board.

For its services under the Sub-Advisory Agreement, the Sub-Adviser is entitled to a fee, which is calculated daily and paid monthly by the Adviser, at an annual rate of 0.75% of the average daily net assets of the Fund. The following table sets forth the amount of compensation the Sub-Adviser received under its sub-advisory agreement with the Previous Adviser.

Sub-Advisory Fees Paid for the Fiscal Years Ended June 30,
2017	2016	2015
$1,475,007.54	$1,815,645.78	$4,506,492

Portfolio Managers. Tim Gramatovich, Ron Heller and Dave Flaherty serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio.

Tim Gramatovich, Chief Investment Officer. As the Chief Investment Officer of the Sub-Adviser, Mr. Gramatovich chairs the investment committee and is responsible for analyzing and monitoring existing and prospective investments, as well as developing investment strategies. Prior to the founding of the Sub-Adviser, Mr. Gramatovich was a portfolio manager with Smith Barney’s Asset Management Division in Los Angeles, where he managed high yield portfolios for high net worth individuals and institutions. Prior to joining Smith Barney, he was a senior vice president with Aegis Asset Management Inc. in Los Angeles, managing high yield portfolios. Mr. Gramatovich began his career with Drexel Burnham Lambert in 1984, working in both New York and Los Angeles, assisting in the development and marketing of high yield corporate cash management products. Mr. Gramatovich is a Chartered Financial Analyst (“CFA”) charter holder and a member of the CFA Institute. Mr. Gramatovich serves and advises several local charitable groups. He is a graduate of the New York Institute of Finance.

Ron Heller, Chief Executive Officer and Senior Portfolio Manager. As Senior Portfolio Manager of the Sub-Adviser, Mr. Heller oversees portfolio management and trading activities. Mr. Heller’s role in the oversight of portfolio execution is critical to the Sub-Adviser’s strategy. Additionally, Mr. Heller manages the dealer and custodial relationships for the Sub-Adviser. Mr. Heller began his career in leveraged finance in 1993 with Smith Barney. Prior to Mr. Heller’s investment career, he had a seven-year career in the National Football League with San Francisco, Atlanta and Seattle, retiring in 1993. Mr. Heller attended Oregon State University, majoring in Kinesiology. Mr. Heller currently holds his FINRA Series 7.

Dave Flaherty, Senior Portfolio Manager. Mr. Flaherty joined the Sub-Adviser in November of 2004 and is responsible for assisting with the oversight of the Sub-Adviser’s portfolio management and trading activities. Mr. Flaherty graduated from Westmont College in 2003, where he majored in Economics and Business.

Compensation. The portfolio managers are compensated by the Sub-Adviser and do not receive any compensation directly from the Fund or the Adviser. Each portfolio manager receives their compensation in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the firm’s clients, including the Fund and its investors. The portfolio managers may also earn a bonus each year based on the profitability of the Sub-Adviser.

In addition to the Fund, Messrs. Gramatovich, Heller and Flaherty are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of June 30, 2017.

Accounts Managed by the Portfolio Managers

Portfolio Managers	Registered Investment Companies Number of Accounts ($ assets)	Other Pooled Investment Vehicles Number of Accounts ($ assets)	Other Accounts Number of Accounts ($ Assets)
Tim Gramatovich	1 ($169.8 million)	— ($—)	1 ($70,000)
Ron Heller	1 ($169.8 million)	— ($—)	1 ($70,000)
Dave Flaherty	1 ($169.8 million)	— ($—)	1 ($70,000)

Conflicts. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund they manage. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund they manage. However, the Adviser and Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser and Sub-Adviser manages are fairly and equitably allocated.

In addition, the Adviser may make payments out of its own internal resources and profits from all sources to other financial intermediaries to encourage the sale of shares of the Fund. The payments are intended to compensate financial intermediaries (including broker-dealers) for, among other things: marketing shares, which may consist of payments relating to the Fund, including but not limited to: inclusion on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the financial intermediaries; access to the financial intermediaries registered sales persons; and/or other specified services or persons intended to assist in the marketing of the Fund. Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria). These payments may create an incentive for a financial intermediary to sell and recommend certain investment products, including the Fund, over other products for which it may receive less compensation. You may contact your financial intermediary if you want information regarding the any payment it receives from the Adviser.

Brokerage Allocations

The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Amplify Investments to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to Amplify Investments and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s Futures transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, Amplify Investments considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the 1934 Act permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as “soft dollars.” Amplify Investments has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, Amplify Investments may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Amplify Investments determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Amplify Investments or the Trust. In addition, Amplify Investments must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Amplify Investments under the Investment Management Agreement would not be reduced as a result of receipt by Amplify Investments of research services.

Amplify Investments places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects securities transactions may be used by Amplify Investments in servicing all of its accounts; not all of such services may be used by Amplify Investments in connection with the Fund. Amplify Investments believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Amplify Investments believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. Amplify Investments seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by Amplify Investments are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The table set forth indicates the amount the Predecessor Fund paid in brokerage commissions during the specified periods.

Aggregate Brokerage Commissions Paid During Fiscal Years Ended June 30
2017	2016	2015
$314	$2,306	$481,512

Administrator, Custodian, Transfer Agent, Fund Accounting Agent, Distributor and Exchange

Administrator. USBFS Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s administrator and provides the Fund with accounting services pursuant to a fund administration servicing agreement (the “Administration Agreement ”). Under the Administration Agreement, USBFS is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. USBFS generally will assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors, prepare and file tax returns, supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities and supply supporting documentation for meetings of the Board.

Custodian. Pursuant to a custody agreement, USBFS serves as the custodian of the Fund’s assets. The custodian holds and administers the assets in the Fund’s portfolios.

Transfer Agent. Pursuant to a transfer agent servicing agreement, USBFS provides the Trust with transfer agency services, which includes Creation Unit Aggregation order processing.

The Trust, on behalf of the Fund, has agreed to indemnify USBFS for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

As compensation for these services, USBFS is paid a fee based on the Fund’s total average daily net assets. USBFS also is entitled to certain out-of-pocket expenses for the services described above. The following table sets forth the amounts paid by the Predecessor Fund to the Bank of New York Mellon, the administrator, custodian and transfer agent to the Predecessor Fund, for the specified periods.

Fiscal Year Ended June 30, 2017	Fiscal Year Ended June 30, 2016	Fiscal Year Ended June 30, 2015
$49,090	$60,595	$158,595

Distributor. Quasar Distributors LLC is the distributor (the “Distributor”) and principal underwriter of the Creation Unit Aggregations of the Fund. Its principal address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Distributor has entered into a distribution agreement with the Trust (the “Distribution Agreement”) pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described below under the heading “Creation and Redemption of Creation Unit Aggregations.”

Amplify Investments may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. Amplify Investments’ available resources to make these payments include profits from advisory fees received from the Fund. The services Amplify Investments may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets. The Fund does not charge fees pursuant to the Plan and has no current intention of doing so in the future.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

Exchange. The only relationship that the Exchange has with Amplify Investments or the Distributor of the Fund in connection with the Fund is that the Exchange lists the shares of the Fund pursuant to its listing agreement with the Trust. The Exchange is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the asset value of the Fund. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Additional Information

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting Policies and Procedures

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.

The Board has delegated to Amplify Investments the proxy voting responsibilities for the Fund and has directed Amplify Investments to vote proxies consistent with the Fund’s best interests. Amplify Investments has adopted the general proxy voting guidelines attached hereto as Exhibit A. While these guidelines are not intended to be all-inclusive, they do provide guidance on Amplify Investments’ general voting policies.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for the Trust is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-Q are available without charge, upon request, by calling 1-855-267-3837 or by writing to Amplify ETF Trust, 310 South Hale Street, Wheaton, Illinois 60187.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on the Fund’s website at http://www.amplifyetfs.com. The Trust, Adviser, Sub-Adviser and Distributor will not disseminate non-public information concerning the Trust.

Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, Adviser, Sub-Adviser and Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

Creation and Redemption of Creation Unit Aggregations

General. The Trust issues and sells shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchase and Issuance of Creation Unit Aggregations. Unless cash purchases are required or permitted for the Fund under the circumstances described below, the consideration for purchase of a Creation Unit Aggregation of shares of the Fund generally consists of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Instruments”) and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Instruments (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of Fund shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the aggregate market value of the Deposit Instruments and/or cash in lieu of all or a portion of the Deposit Instruments. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

On each Business Day, prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required quantity of each Deposit Instrument, as well as the estimated Cash Component (if any) that will be applicable to Fund Deposits for the Fund for that day (subject to correction of any errors), are made available through the NSCC. Such Fund Deposit information is applicable in order to effect creations of Creation Unit Aggregations of the Fund until a new list is announced on the next Business Day.

The Fund reserves the right to require or permit purchases of Creation Unit Aggregations to be made in whole or in part on a cash basis, rather than in-kind, under the following circumstances: (i) to the extent there is a Cash Component; (ii) if, on a given Business Day, the Fund announces before the open of trading that all purchases on that day will be made entirely in cash; (iii) if, upon receiving a purchase order from an Authorized Participant (as defined below), the Fund determines to require the purchase to be made entirely in cash; (iv) if, on a given Business Day, the Fund requires all Authorized Participants purchasing shares on that day to deposit cash in lieu of some or all of the Deposit Instruments because: (a) such instruments are not eligible for transfer through either the NSCC or DTC; or (b) in the case of non-U.S. investments (if any), such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (v) if the Fund permits an Authorized Participant to deposit cash in lieu of some or all of the Deposit Instruments because: (a) such instruments are not available in sufficient quantity; or (b) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting.

In addition, it is possible that Deposit Instruments may not correspond pro rata to the positions in the Fund’s portfolio under the following circumstances: (i) in the case of bonds, with respect to minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (ii) with respect to minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots (a tradeable round lot for a security will be the standard unit of trading in that particular type of security in its primary market); (iii) with respect to “to-be-announced” transactions, short positions, derivatives, and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not intend to seek such consents), and they will therefore be excluded from the Deposit Instruments with their value reflected in the determination of the Cash Component; (iv) to the extent the Fund determines, on a given Business Day, to use a representative sampling of the Fund’s portfolio; or (v) with respect to temporary periods, to effect changes in the Fund’s portfolio as a result of the rebalancing of its underlying index.

Procedures for Creation of Creation Unit Aggregations. All orders to purchase shares of the Fund in Creation Unit Aggregations must be placed with the Distributor by or through an “Authorized Participant” or “AP” which is either: (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Continuous Net Settlement System of the NSCC, or (2) a DTC Participant, which, in either case, has signed a “Participant Agreement” with the Distributor. Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the transfer agent or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP, as applicable, in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Cash Component.

Placement of Creation Orders. In order to purchase Creation Units of the Fund, an AP must submit an order to purchase for one or more Creation Units. All such orders must be received by the Fund’s transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) in order to receive that day’s closing net asset value per share. Orders must be placed in proper form by or through an AP, which is a DTC Participant, i.e., a subcustodian of the Trust. Deposit Instruments must be delivered to the Trust through DTC or NSCC, and Deposit Instruments which are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an American Depository Receipt (“ADR”) or similar domestic instrument, it may be delivered to the Custodian.

Deposit Instruments must be delivered to the Fund through the applicable processes set forth in the Participant Agreement. The custodian will monitor the movement of the underlying Deposit Instruments and/or cash and will instruct the movement of shares only upon validation that such instruments and/or cash have settled correctly.

Issuance of Creation Unit Aggregations. A Creation Unit Aggregation will generally not be issued until the transfer of good title to the Fund of the Deposit Instruments and the payment of the Cash Component, the Creation Transaction Fee (as defined below) and any other required cash amounts have been completed. To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Fund will be issued to such AP notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Instruments as soon as possible, which undertaking shall be secured by such AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 105% which Amplify Investments may change from time to time of the value of the missing Deposit Instruments. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to use such collateral to buy the missing Deposit Instruments at any time and will subject the AP to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Unit Aggregations. The Fund reserves the absolute right to reject a creation order transmitted to it if: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Unit Aggregations of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required Fund Deposit is not delivered; (iv) the acceptance of the Fund Deposit would have certain adverse tax consequences; (v) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; (vi) the acceptance of the Fund Deposit would otherwise, in the discretion of the Fund, Amplify Investments and/or any sub-adviser, have an adverse effect on the Fund or the rights of the Fund’s Beneficial Owners; or (vii) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, Amplify Investments, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the “Creation Transaction Fee”) that is currently $500. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the Index. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an AP to substitute cash in lieu of depositing one or more of the requisite Deposit Instruments, the AP may be assessed a higher amount to cover the cost of purchasing the Deposit Instruments, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Instruments.

As discussed above, shares of the Fund may be issued in advance of receipt of all Deposit Instruments subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 105% of the market value of the missing Deposit Instruments.

Redemptions of Creation Unit Aggregations

Redemption of Fund Shares in Creation Unit Aggregations. Beneficial Owners of Fund shares may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit Aggregation to redeem through the Fund. The Fund will not redeem shares in amounts less than Creation Unit Aggregations and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation. Redemption requests must be placed by or through an Authorized Participant. Creation Unit Aggregations will be redeemable at their net asset value per Creation Unit Aggregation next determined after receipt of a request for redemption by the Fund.

On each Business Day, prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required quantity of Deposit Instruments, as well as the estimated Cash Redemption Amount (as defined below) (if any) that will be applicable to redemptions for the Fund for that day (subject to correction of any errors), are made available through the NSCC. Such information is applicable in order to effect redemptions of Creation Unit Aggregations of the Fund until a new list is announced on the next Business Day.

Unless cash redemptions are required or permitted for the Fund under the circumstances described below, the redemption proceeds for a Creation Unit Aggregation generally consist of Deposit Instruments—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares (per Creation Unit Aggregation) being redeemed, as next determined after a receipt of a request in proper form, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as described below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the Fund shares (per Creation Unit Aggregation), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming shareholder.

The Fund reserves the right to require or permit redemptions of Creation Unit Aggregations to be made in whole or in part on a cash basis, rather than in-kind, under the following circumstances: (i) to the extent there is a Cash Redemption Amount; (ii) if, on a given Business Day, the Fund announces before the open of trading that all redemptions on that day will be made entirely in cash; (iii) if, upon receiving a redemption order from an Authorized Participant, the Fund determines to require the redemption to be made entirely in cash; (iv) if, on a given Business Day, the Fund requires all Authorized Participants redeeming shares on that day to receive cash in lieu of some or all of the Deposit Instruments because: (a) such instruments are not eligible for transfer through either the NSCC or DTC; or (b) in the case of non-U.S. investments (if any), such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (v) if the Fund permits an Authorized Participant to receive cash in lieu of some or all of the Deposit Instruments because: (a) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (b) to the extent the Fund holds non-U.S. investments, a holder of shares would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.

In addition, it is possible that Deposit Instruments may not correspond pro rata to the positions in the Fund’s portfolio under the following circumstances: (i) in the case of bonds, with respect to minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (ii) with respect to minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; (iii) with respect to “to-be-announced” transactions, short positions, derivatives and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not intend to seek such consents), and they will therefore be excluded from the Deposit Instruments with their value reflected in the determination of the Cash Redemption Amount; (iv) to the extent the Fund determines, on a given Business Day, to use a representative sampling of the Fund’s portfolio; or (v) with respect to temporary periods, to effect changes in the Fund’s portfolio as a result of the rebalancing of its underlying index.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.

Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the “Redemption Transaction Fee”) that is currently $500. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the Index. Investors will also bear the costs of transferring the Fund Instruments from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.

Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for a redemption request to be made through an AP. An order to redeem Creation Unit Aggregations of the Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by USBFS (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to USBFS; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

Deliveries of Fund Securities to investors are generally expected to be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. Under the 1940 Act, the Fund would generally be required to make payment of redemption proceeds within seven days after a security is tendered for redemption. However, because the settlement of redemptions of Fund shares is contingent not only on the settlement cycle of the United States securities markets, but also on delivery cycles of foreign markets, pursuant to an exemptive order on which the Fund may rely, the Fund’s in-kind redemption proceeds must be paid within the maximum number of calendar days required for such payment or satisfaction in the principal local foreign markets where transactions in portfolio securities customarily clear and settle, but generally no later than 15 calendar days following tender of a Creation Unit Aggregation.

In connection with taking delivery of shares of non-U.S. Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or AP acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an AP’s agreement, in the event the AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund’s transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing shares as soon as possible. Such undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 105%, which Amplify Investments may change from time to time, of the value of the missing shares.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the listing exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase and sell shares of the Fund on the listing exchange for the Fund, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets, if any.

Regular Holidays

The Fund generally intends to effect deliveries of Creation Units and securities in its portfolio (“Portfolio Securities”) on a basis of “T” plus three Business Days (i.e., days on which the NYSE is open). The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than “T” plus three in order to accommodate local holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days for the Fund in certain circumstances. In no event, however, will the Fund take more than fifteen calendar days from the date of the tender to deliver the redemption proceeds. The holidays applicable to the Fund during such periods are listed below. Certain holidays may occur on different dates in subsequent years. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates of the regular holidays affecting the relevant securities markets from _________ 2017 through __________ 2018 of the below-listed countries are as follows:

[to be drafted]

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax adviser.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution, which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions after June 30, 2014, to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Deductibility of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions depending on their income.

Non-U.S. Tax Credit

Because the Fund may invest in non-U.S. securities, the tax statement that you receive may include an item showing non- U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Capital Loss Carryforward

Under the Regulated Investment Company Modernization Act of 2010, net capital losses of the Fund incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Fund are subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Determination of Net Asset Value

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Under normal circumstances, daily calculation of the net asset value will utilize the last closing price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

(1) Common stocks and other equity securities listed on any national or foreign exchange other than NASDAQ and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the business day as of which such value is being determined. Securities listed on NASDAQ or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ and AIM, the securities are valued at the midpoint between the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

(2) Securities traded in the OTC market are valued at the midpoint between the bid and asked price, if available, and otherwise at their closing bid prices.

In addition, the following types of securities will be valued as follows:

(1) Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair value is based on prices of comparable securities.

(2) Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis.

The value of any portfolio security held by the Fund for which market quotations are not readily available will be determined by Amplify Investments in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount, that the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of the Fund, the value of the Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund.

The Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net assets is not reasonably practicable; or (iii) during any period when the SEC may permit.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income of the Fund, if any, are declared and paid at least annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Miscellaneous Information

Counsel. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm. The firm audits the Fund’s financial statements and performs other related audit services.

Financial Statements

The audited financial statements and notes thereto in the Predecessor Fund’s Annual Report to Shareholders for the fiscal period ended June 30, 2017 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by Tait, Weller & Baker LLP, the Predecessor Fund’s independent registered public accounting firm, whose report thereon also appears in the Predecessor Fund’s Annual Report and is incorporated by reference into this SAI.

A copy of the Predecessor Fund’s Annual Report for the fiscal period ended June 30, 2017 may be obtained upon request and without charge by writing or by calling the Adviser, at the address and telephone number on the back cover of the Prospectus.

Exhibit A - Proxy Voting Guidelines

United States

Concise Proxy Voting Guidelines

2017 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2017

Published January 17, 2017

www.issgovernance.com
© 2017 ISS | Institutional Shareholder Services

 The policies contained herein are a sampling of selected key U.S. proxy voting guidelines and are not intended to be exhaustive. A full summary of ISS’ 2017 proxy voting guidelines can be found at: https://www.issgovernance.com/policy-gateway/2017-policy-information/

BOARD OF DIRECTORS:

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
A classified board structure;
A supermajority vote requirement;
Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
The inability of shareholders to call special meetings;
The inability of shareholders to act by written consent;
A dual-class capital structure; and/or
A non-shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
The date of the pill’s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
The issuer’s rationale;
The issuer’s governance structure and practices; and
The issuer’s track record of accountability to shareholders.

Restricting Binding Shareholder Proposals:

Generally vote against or withhold from members of the governance committee if:

1.7.	The company’s charter imposes undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.8.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification“);
1.9.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.10.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.11.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.12.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.13.	The company maintains significant problematic pay practices;
1.14.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.15.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.16.	The company fails to fulfill the terms of a burn-rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.17.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
The company’s response, including:
Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
Specific actions taken to address the issues that contributed to the low level of support;
Other recent compensation actions taken by the company;
Whether the issues raised are recurring or isolated;
The company’s ownership structure; and
Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures

1.18.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:
The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
Disclosure by the company of any significant engagement with shareholders regarding the amendment;
The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
The company’s ownership structure;
The company’s existing governance provisions;
The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

Classified the board;
Adopted supermajority vote requirements to amend the bylaws or charter; or
Eliminated shareholders’ ability to amend bylaws.

1.19.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:
The level of impairment of shareholders’ rights;
The disclosed rationale;
he ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
Any reasonable sunset provision; and
Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.20.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.21.	Failure to replace management as appropriate; or
1.22.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

Disclosed outreach efforts by the board to shareholders in the wake of the vote;
Rationale provided in the proxy statement for the level of implementation;
The subject matter of the proposal;
The level of support for and opposition to the resolution in past meetings;
Actions taken by the board in response to the majority vote and its engagement with shareholders;
The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
The company’s ownership structure and vote results;
ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
The previous year’s support level on the company’s say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
Medical issues/illness;
Family emergencies; and
Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Generally vote against or withhold from individual directors who:

3.3.	Sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[5].

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
[5]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

The scope of the proposal;
The company’s current board leadership structure;
The company’s governance structure and practices;
Company performance; and
Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS’ performance assessment will generally consider one-, three-, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the company relative to its industry;
Management’s track record;
Background to the contested election;
Nominee qualifications and any compensatory arrangements;
Strategic plan of dissident slate and quality of the critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates); and
Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

CAPITAL/RESTRUCTURING

Capital

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

Past Board Performance:
The company’s use of authorized shares during the last three years;

The Current Request:
Disclosure in the proxy statement of the specific purposes of the proposed increase;
Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.

B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay or “MSOP”) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices6, this analysis considers the following:

[6]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

1.	Peer Group[7] Alignment:

The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment[8] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;
The overall ratio of performance-based compensation;
The completeness of disclosure and rigor of performance goals;
The company’s peer group benchmarking practices;
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay[9] compared to grant pay; and
Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking; and
Options backdating.

Problematic Pay Practices Related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

[7]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
[8]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[9]	ISS research reports include realizable pay for S&P1500 companies.

Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
New or extended agreements that provide for:
CIC payments exceeding 3 times base salary and average/target/most recent bonus;
CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
CIC payments with excise tax gross-ups (including “modified” gross-ups);
Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives That May Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;
A single or common performance metric used for short- and long-term plans;
Lucrative severance packages;
High pay opportunities relative to industry peers;
Disproportionate supplemental pensions; or
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
The company’s response, including:
Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
Specific actions taken to address the issues that contributed to the low level of support;
Other recent compensation actions taken by the company;
Whether the issues raised are recurring or isolated;

The company’s ownership structure; and
Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[10] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:
Automatic single-triggered award vesting upon a change in control (CIC);
Discretionary vesting authority;
Liberal share recycling on various award types;
Lack of minimum vesting period for grants made under the plan;
Dividends payable prior to award vesting.

Grant Practices:
The company’s three-year burn rate relative to its industry/market cap peers;
Vesting requirements in most recent CEO equity grants (3-year look-back);
The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
Whether the company maintains a claw-back policy;
Whether the company has established post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

Awards may vest in connection with a liberal change-of-control definition;
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
Any other plan features are determined to have a significant negative impact on shareholder interests.

[10]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

SOCIAL/ENVIRONMENTAL ISSUES (SHAREHOLDER PROPOSALS)

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

The potential for reputational, market, and regulatory risk exposure;
Existing disclosure of relevant policies;
Deviation from established industry norms;
Relevant company initiatives to provide research and/or products to disadvantaged consumers;
Whether the proposal focuses on specific products or geographic regions;
The potential burden and scope of the requested report;
Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
The company’s level of disclosure is at least comparable to that of industry peers; and
There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
The company’s level of disclosure is comparable to that of industry peers; and
There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

Whether the company provides disclosure of year-over-year GHG emissions performance data;
Whether company disclosure lags behind industry peers;
The company’s actual GHG emissions performance;
The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
The level of gender and racial minority representation that exists at the company’s industry peers;
The company’s established process for addressing gender and racial minority board representation;
Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
The independence of the company’s nominating committee;
Whether the company uses an outside search firm to identify potential director nominees; and
Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

Exhibit B - Principal Holders Table

Name and Address of Owner	Percentage of Record Ownership

 B-1

Exhibit C – Credit Rating Definitions

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings Group Corporate Bond Ratings

AAA -This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated “AA” also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated “B” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc. Corporate Bond Ratings

Aaa - Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in “Aaa” securities.

 C-1

 A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 C-2

Amplify ETF Trust

Part C – Other Information

Item 28.	Exhibits

Exhibit No. Description

(a)	(1) Amended and Restated Declaration of Trust and Establishment and Designation of Series Attached Thereto as Schedule A (1)

(2) Amended and Restated Designation of Series (3)

(b)	By-Laws of the Registrant (1)

(c)	Not Applicable

(d)	(1) Form of Investment Management Agreement between Registrant and Amplify Investments LLC (2)

(2) Form of Investment Sub-Advisory Agreement by and between the Registrant and __________________ (3)

(e)	Form of Distribution Agreement by and between the Registrant and Quasar Distributors LLC (2)

(f)	Not Applicable

(g)	Form of Custodian Agreement (2)

(h)	(1) Form of Subscription Agreement (2)

(2) Form of Fund Accounting Servicing Agreement (2)

(3) Form of Fund Administration Servicing Agreement (2)

(4) Form of Transfer Agent Servicing Agreement (2)

(i)	(1) Opinion and Consent of Morgan, Lewis & Bockius LLP (3)

(2) Opinion and Consent of Chapman and Cutler LLP (3)

(j)	Not Applicable

(k)	Not Applicable

(l)	Not Applicable

(m)	Form of 12b-1 Service Plan (2)

(n)	Not Applicable

(o)	Not Applicable

(p)	(1) Amplify Investments LLC and Amplify Funds Code of Ethics (2)

(2) Distributor Code of Ethics (2)

(3) ________________ Code of Ethics (3)

(q)	Powers of Attorney (1)

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on December 23, 2015.

(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-207937) filed on January 14, 2016.

(3)	To be filed by amendment.

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable

Item 30.	Indemnification

Section 9.5 of the Registrant’s Amended and Restated Declaration of Trust provides as follows:

Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Amplify Investments LLC (“Amplify”) serves as investment adviser to the funds of the Registrant. The principal business of certain of Amplify’s principal executive officers involves various activities in connection with Amplify’s advisory services. The principal address for the Amplify and the persons below is 310 South Hale Street, Wheaton, Illinois 60187.

A description of any business, profession, vocation or employment of a substantial nature in which the officers of Amplify who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management of the Fund” in the Statement of Additional Information.

Item 32.	Principal Underwriter

(a) Quasar Distributors LLC (“Quasar”) serves as principal underwriter of the shares of the Registrant. Quasar serves as principal underwriter for the following investment companies: Academy Funds Trust; Advisors Series Trust; Aegis Funds; Allied Asset Advisors Funds; Alpha Architect ETF Trust; Alpine Equity Trust; Alpine Income Trust; Alpine Series Trust; Angel Oak Funds Trust; Appleton Funds; Barrett Opportunity Fund, Inc.; Bridge Builder Trust; Bridges Investment Fund, Inc.; Brookfield Investment Funds; Brown Advisory Funds; Buffalo Funds; CG Funds Trust; Compass EMP Funds Trust; DoubleLine Funds Trust; ETF Series Solutions; Evermore Funds Trust; FactorShares Trust; First American Funds, Inc.; FundX Investment Trust; Glenmede Fund, Inc.; Glenmede Portfolios; Greenspring Fund, Inc.; Guinness Atkinson Funds; Harding Loevner Funds, Inc.; Hennessy Funds Trust; Hotchkis & Wiley Funds; Intrepid Capital Management Funds Trust; IronBridge Funds, Inc.; Jacob Funds, Inc.; Jensen Portfolio, Inc.; Kirr Marbach Partners Funds, Inc.; LKCM Funds; LoCorr Investment Trust; Lord Asset Management Trust; MainGate Trust; Managed Portfolio Series; Matrix Advisors Value Fund, Inc.; Merger Fund; Monetta Trust; Nicholas Family of Funds, Inc.; Oaktree Funds; Permanent Portfolio Family of Funds, Inc.; Perritt Funds, Inc.; PRIMECAP Odyssey Funds; Professionally Managed Portfolios; Prospector Funds, Inc.; Provident Mutual Funds, Inc.; Purisima Funds; Rainier Investment Management Mutual Funds; RBC Funds Trust; Stone Ridge Trust; Stone Ridge Trust II; Stone Ridge Trust III; Thompson IM Funds, Inc.; Trust for Advised Portfolios; Trust for Professional Managers; USA Mutuals; Wall Street Fund, Inc.; Westchester Capital Funds; Wisconsin Capital Funds, Inc.; YCG Funds

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Fund
James R. Schoenike (1)	President, Board Member	None
Andrew M. Strnad (2)	Vice President, Secretary	None
Joseph C. Neuberger (1)	Board Member	Chairperson and Trustee
Robert Kern (1)	Board Member	None
Susan LaFond (1)	Vice President, Treasurer	None
Joseph Bree (1)	Chief Financial Officer, Board Member	None
Teresa Cowan (1)	Senior Vice President, Assistant Secretary	None
Brett Scribner (3)	Assistant Treasurer	None

(1)	This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)	This individual is located at 10 West Market Street, Indianapolis, Indiana, 46204.
(3)	This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not Applicable

Item 33.	Location of Accounts and Records

Amplify Investments LLC, 310 South Hale Street, Wheaton, Illinois 60187, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

U.S. Bancorp maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other requirement records not maintained by Amplify.

U.S. Bancorp also maintains all the required records in its capacity as transfer, accounting, dividend payment and interest holder service agent for the Registrant.

Item 34.	Management Services

Not Applicable

Item 35.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Wheaton, and State of Illinois, on December 8, 2017.

Amplify ETF Trust

By:	/s/ Christian Magoon
Christian Magoon
Chairman of the Board of Trustees
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title		Date

/s/ Christian Magoon	President and Chief Executive Officer		December 8, 2017
Christian Magoon

/s/ Bradley H. Bailey	Chief Financial Officer		December 8, 2017
Bradley H. Bailey
Michael DiSanto*	Trustee	) )
		)	By:	/s/ Christian Magoon
John Phillips*	Trustee	) )		Christian Magoon Attorney-In-Fact
		)		December 8, 2017
Rick Powers*	Trustee	) )
)
Mark Tucker*	Trustee	) )
)

*	Original powers of attorney authorizing Christian Magoon and John Phillips to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed and filed as an exhibit and are incorporated by reference herein.